NEOK FINANCIAL INCORPORATED

(Enhancing The Business Growth of The People By Maintaining Monetary and Financial Stability)

ADDRESS: Trade Center Road, Bur Dubai, Dubai - United Arab Emirates

EMAIL: managerадizhassan@neokuae.com **WEB:** www.neokuae.com

Our Ref: 2BPGI-NFI-UAE-21 **Date:** 14th November, 2021

LOAN AGREEMENT DEED

Attn: PHI Group, Inc.,
Represented by Chairman & Chief Executive Officer
Mr. Henry Dack Fahman,

This Loan Agreement Deed is made on this day of 14th November, 2021 between **NEOK FINANCIAL INCORPORATED** represented by **Ms. Hajia Sylivia Namuddu** (Loan/Operation Officer) a citizen of the United Arab Emirates with Passport No: RZC647838 and **PHI Group, Inc.** represented by the Chairman & Chief Executive Officer in person of Mr. Henry Dack Fahman a United States of America citizen with Passport No: 673752683 and of the following address: 15272 Flintridge Lane, Huntington Beach, CA, 91647, United States of America as herein refers to as the (**BORROWER**).

LOAN TERMS AND-REPAYMENT SCHEDULE

The complete Loan Agreement Deed is submitted directly to the Securities and Exchange Commission.

This Loan Agreement ("DEED") is made and effective this 14th of November, 2021.

NEOK FINANCIAL INCORPORARED
Date: 14-11-2021
LOAN/OPERATION OFFICER.

DECLARATION

PHI GROUP, INC. CORPORATE SEAL 2012 WYOMING

Hajia Sylivia Namuddu
(Loan/Operation Officer)

PHI Group, Inc.
(Borrower)

Henry D. Fahman